UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 8, 2024
Date of report (Date of earliest event reported)

GENPREX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38244	90-0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Bee Cave Road, #650-227, Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2024, Genprex, Inc. (“Genprex” or the “Company”) announced that Rodney Varner, the Company’s President and Chief Executive Officer and Chairman of the Company’s Board of Directors (the “Board”), passed away unexpectedly on May 7, 2024 due to complications from an ongoing illness.

Following Mr. Varner’s death, on May 8, 2024, the Board appointed Ryan Confer, Chief Financial Officer of Genprex since 2016, to serve as President and Chief Executive Officer of Genprex (in addition to his position as Chief Financial Officer of Genprex), effective immediately, consistent with the Company’s transition plan. On May 8, 2024, Mr. Confer was also appointed to the Board as a Class III director to fill the vacancy caused by Mr. Varner’s passing, to serve the remainder of such term expiring at the Company’s 2026 annual meeting of stockholders and until his successor has been duly elected and qualified.

Mr. Confer will continue to serve as Genprex’s Chief Financial Officer (“CFO”) (in which capacity he serves as the Company’s “principal financial officer” and “principal accounting officer” for purposes of the rules and regulations of the Securities and Exchange Commission) until a successor has been identified for the CFO role. The Board intends to continue to meet to discuss matters related to the orderly transition and take steps to ensure continuity of business priorities and operations for the Company, including the initiation of a search for a permanent hire for the CFO role.

Mr. Confer, age 42, has served as Genprex’s CFO since September 2016. From December 2013 through September 2016, he served as Genprex’s Chief Operating and Financial Officer, and from June 2011 to December 2013 as Genprex’s Business Manager. Mr. Confer has served the Company in a variety of strategic, operations, and finance capacities since its inception in 2009 both as a consultant through his own firm, Confer Capital, Inc., and as an employee. Mr. Confer has over 10 years of entrepreneurial and executive experience in planning, launching, developing, and growing emerging technology companies. He has served in c-level and vice president roles for non-profit and for-profit entities since 2008. Most notably, Mr. Confer served as Vice President of Customer Experience and then later as Vice President of Strategy for KaiNexus Inc., an emerging technology company that develops continuous improvement software. Prior to his entrepreneurial experience, Mr. Confer served as a business development consultant for the University of Texas at Austin’s IC2 Institute, an international think tank and incubator, where he focused on evaluating the commercialization potential of nascent technologies in emerging growth markets. Mr. Confer holds a BS in finance and legal studies from Bloomsburg University of Pennsylvania and an MS in technology commercialization from the McCombs School of Business at the University of Texas at Austin.

Mr. Confer is party to and currently serves the Company pursuant to the terms of an Executive Employment Agreement dated April 13, 2018, which is filed as Exhibit 10.17 to the Company’s Annual Report on Form 10-K filed with the SEC on April 17, 2018 and which agreement is incorporated herein by reference.  The Compensation Committee of the Board plans to review and evaluate potential changes to Mr. Confer’s compensation arrangements in light of his new and increased responsibilities with the Company.  Any changes to compensation will be subject to final determination and approval of the Compensation Committee upon completion of such review.  Mr. Confer is also party to an indemnification agreement on the Company’s standard form on file with the SEC as entered into between the Company and each of its directors and executive officers.

There are no arrangements or understandings between Mr. Confer and any other person pursuant to which he was appointed as an officer or director and Mr. Confer does not have a direct or indirect material interest in any “related party” transaction required to be separately disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Confer does not have any family relationships with any of the Company’s directors or executive officers.

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Genprex’s reports that it files from time to time with the Securities and Exchange Commission and which you should review, including those statements under “Item 1A – Risk Factors” in Genprex’s Annual Report on Form 10-K for the year ended December 31, 2023.

Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: Genprex’s appointment and transition of management personnel and other succession plan-related activities; Genprex’s ability to advance the clinical development, manufacturing and commercialization of its product candidates in accordance with projected timelines; the timing and success of Genprex’s clinical trials and regulatory approvals; the effect of Genprex’s product candidates, alone and in combination with other therapies, on cancer and diabetes; Genprex’s future growth and financial status, including Genprex’s ability to maintain compliance with the continued listing requirements of The Nasdaq Capital Market and to continue as a going concern and to obtain capital to meet its long-term liquidity needs on acceptable terms, or at all; Genprex’s commercial and strategic partnerships, including those with its third party vendors, suppliers and manufacturers and their ability to successfully perform and scale up the manufacture of its product candidates; and Genprex’s intellectual property and licenses.

These forward-looking statements should not be relied upon as predictions of future events and Genprex cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Genprex or any other person that Genprex will achieve its objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this filing. Genprex disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPREX, INC.

Date: May 9, 2024	By:	/s/ Ryan Confer
Name: Ryan Confer
Title: President, Chief Executive Officer and Chief Financial Officer